                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of SCM Microsystems, Inc.:

       We consent to the incorporation by reference in Registration Statement Nos. 333-42376, 333-45795, 333-45791, 333-45789, 333-51792, 333-61272, 333-66397
and 333-73061 on Form S-8 of our report dated February 22, 2002 (March 14, 2002 as to Note 17), appearing in this Annual Report on Form 10-K of SCM Microsystems, Inc. and subsidiaries for the year ended December, 31, 2001.

/s/ DELOITTE & TOUCHE LLP
San Jose, California
March 26, 2002